Washington Mutual Investors FundSM Prospectus Supplement February 2, 2015 (for prospectus dated August 29, 2014)

The following is added to the paragraph titled “The Capital SystemSM” in the “Management and organization” section of the prospectus:

Eric H. Stern, Partner, Capital International Investors, serves as an equity portfolio manager for the fund. Eric has 26 years of investment experience in total (23 years with Capital Research and Management Company or affiliate). He has 1 year of experience in managing the fund.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-121-0115P Printed in USA CGD/AFD/10039-S46356

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	JENNIFER L. BUTLER
JENNIFER L. BUTLER
SECRETARY